               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 15, 2005

                     NAVISTAR FINANCIAL 2002-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

              333-67112-02                           61-6285998
      (Commission File Number)            (I.R.S. Employer Identification No.)

  425 N. Martingale Road Schaumburg, Illinois             60173
   (Address of principal executive offices)             (Zip Code)

         Registrant's telephone number including area code 630-753-4000

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01  Other Events.

           On July 15, 2005, the Registrant made available the
           Monthly Servicer Certificate for the Period of June 2005
           for the NAVISTAR FINANCIAL 2002-A OWNER TRUST, which is
           attached as Exhibit 20 hereto.

Item 9.01  Financial Statements and Exhibits.

         (c)      See attached Exhibit 20.

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                                   SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

                      NAVISTAR FINANCIAL 2002-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)

Date:  July 27, 2005                      By:/s/ PAUL E. MARTIN
------------------------                         --------------------------
                                                 Paul E. Martin
                                                 Vice President & Controller

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                                  EXHIBIT INDEX

Exhibit No.    Description

   20          Navistar Financial 2002-A Owner Trust
               Monthly Servicer Certificate #39, dated July 15, 2005

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                               EXHIBIT 20

               Navistar Financial 2002 - A Owner Trust
                     For the Month of June 2005
                 Distribution Date of July 15, 2005
                     Servicer Certificate  #39

Original Pool Amount                                          $317,954,886.53
Subsequent Receivables (transferred 04/30/02)                  $69,994,775.15
Subsequent Receivables (transferred 05/31/02)                 $112,050,220.64
Subsequent Receivables (transferred 00/00/00)                           $0.00
Beginning Pool Balance                                         $78,808,903.67
Beginning Pool Factor                                               0.1576178

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)         $4,705,518.05
     Interest Collected                                           $491,746.01

Additional Deposits:

     Repurchase Amounts                                                 $0.00

     Liquidation Proceeds / Recoveries                             $44,631.78
Total Additional Deposits                                          $44,631.78

Repos / Chargeoffs                                                 $76,730.97
Aggregate Number of Notes Charged Off                                      88

Total Available Funds                                           $5,241,895.84

Ending Pool Balance                                            $74,026,654.65
Ending Pool Factor                                                  0.1480533

Servicing Fee                                                      $65,674.09
     memo: Servicer will allocate $1,500.00 of
           Servicing Fee as Administration Fee
Repayment of Servicer Advances                                          $0.00

Reserve Account:
                                                                                       ===================================
     Beginning Balance  (see Memo Item)                        $10,104,767.87           Memo Item - Reserve Account
     Target Percentage                                                  5.50%          Opening balance      $9,999,997.65
     Target Balance                                             $4,071,466.01          + Invest. Income        $24,367.60
     Specified Yield Supplement Amount                                  $0.00          + Excess Serv.          $80,402.62
     Specified Yield Supplement Amount                             $25,884.41          + Transfer (to)
                                                                                         Collections Acct            $0.00
     Specified Reserve Account Balance                          $4,097,350.42                              --------------
     Minimum Balance                                            $9,999,997.65          Beginning Balance   $10,104,767.87
                                                                                       ===================================
     (Release) / Deposit                                         ($104,770.23)
     Ending Balance                                             $9,999,997.65
------------------------------------------------------------------------------
Current Weighted Average APR:                                          7.274%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Current Weighted Average Remaining Term (months):                       18.86
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Delinquencies                                                         Dollars
                              Installments: 1 - 30 days            610,686.65    Notes
                                            31 - 60 days           128,461.72      562
                                            60+  days               71,634.69      108
                                                                                    38
                                     Total:                        810,783.06
                                  Balances: 60+  days              372,554.14      586
                                                                                    38

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Navistar Financial 2002 - A Owner Trust
For the Month of June 2005
                                                                                 NOTES
                                         TOTAL        CLASS A - 1    CLASS A - 2      CLASS A - 3    CLASS A - 4    CLASS B NOTES
Original Pool Amount                $500,000,000.00 $73,000,000.00 $182,000,000.00 $104,000,000.00 $121,000,000.00 $20,000,000.00

Distributions:
                   Distribution Percentages  (1)              0.00%           0.00%           0.00%          96.00%          4.00%
                   Coupon                                   1.9600%         3.0700%         4.0900%         4.7600%        4.9500%

Beginning Pool Balance               $78,808,903.67
Ending Pool Balance                  $74,026,654.65

Collected Principal                   $4,705,518.05
Collected Interest                      $491,746.01
Charge - Offs                            $76,730.97
Liquidation Proceeds / Recoveries        $44,631.78

Servicing & Administration Fee           $65,674.09
Investment Earnings from Pre-Funding Acct.    $0.00
Negative Carry Amount                         $0.00
Cash Transfer from Pre-Funding Acct.          $0.00
Cash Transfer from Reserve Account            $0.00
Total Collections Avail for Debt Svc  $5,176,221.75

Beginning Balance                    $78,808,903.67          $0.00            $0.00           $0.00  $72,736,547.52  $6,072,356.15

Interest Due (2)                        $313,570.11          $0.00            $0.00           $0.00     $288,521.64     $25,048.47
Interest Paid                           $313,570.11          $0.00            $0.00           $0.00     $288,521.64     $25,048.47
Principal Due                         $4,782,249.02          $0.00            $0.00           $0.00   $4,590,959.06    $191,289.96
Mandatory Prepayments Class A-1 only          $0.00          $0.00
Principal Paid                        $4,782,249.02          $0.00            $0.00           $0.00   $4,590,959.06    $191,289.96

Ending Balance                       $74,026,654.65          $0.00            $0.00           $0.00  $68,145,588.46  $5,881,066.19
Note / Certificate Pool Factor
      (Ending Balance / Original Pool Amt)                  0.0000           0.0000          0.0000          0.5632         0.2941
Total Distributions                   $5,095,819.13          $0.00            $0.00           $0.00   $4,879,480.70    $216,338.43

Interest Shortfall                            $0.00          $0.00            $0.00           $0.00           $0.00          $0.00
Principal Shortfall                           $0.00          $0.00            $0.00           $0.00           $0.00          $0.00
                   Total Shortfall            $0.00          $0.00            $0.00           $0.00           $0.00          $0.00

Excess Servicing
   (see Memo Item-Reserve Account)       $80,402.62
       Beginning Reserve             $10,104,767.87
       (Release) / Draw                ($104,770.23)
       Ending Reserve Acct            $9,999,997.65

(1) Principal distributions will be paid in the following priority:  First to Class A-1 until paid in full, second 96.00% applied sequentially to Class A notes and 4.00% to Class B notes until all Class A Notes are repaid in full, then 100% to Class B Notes.
(2) Class A-1 Interest based on Actual Number of Days.  Interest on other classes based on a 30 day month.  Interest  for first settlement based off 15 days, from 04/30/02 to, but excluding, 5/15/02.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)
========================================================
Memo Item - Advances:
   Servicer Advances - Current Month        $22,534.70
   Total Outstanding Servicer Advances   $9,260,267.81
========================================================

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Navistar Financial 2002 - A Owner Trust
For the Month of June 2005

Trigger Events:  A)  Loss Trigger
                 B)  Delinquency Trigger
                 C)  Noteholders Percent Trigger

                                          5                  4                 3                 2                1
                                        Feb-05             Mar-05           Apr-05            May-05            Jun-05
Beginning Pool Balance             $104,102,094.54     $95,396,504.66    $89,239,671.57    $83,896,740.92   $78,808,903.67

A)   Loss Trigger:

Principal of Contracts Charged Off     $119,231.26        $116,569.08        $22,275.64        $20,674.70       $76,730.97
Recoveries                              $53,158.72         $74,917.38        $56,131.87        $57,036.46       $44,631.78

Total Charged Off (Months 5, 4, 3)     $258,075.98
Total Recoveries (Months 3, 2, 1)      $157,800.11
                                  -----------------
Net Loss / (Recoveries) for 3 Mos      $100,275.87 (a)

Total Balance (Months 5, 4, 3)     $288,738,270.77 (b)

Loss Ratio Annualized  [(a/b) * (12)]       0.4167%

Trigger:  Is Ratio > 1.5%                     No
                                                                           Apr-05            May-05            Jun-05
B)   Delinquency Trigger:                                                $606,578.30       $393,726.91        $372,554.14
     Balance delinquency 60+ days                                            0.67972%          0.46930%           0.47273%
     As % of Beginning Pool Balance                                          0.62626%          0.58805%           0.54058%
     Three Month Average

     Trigger:  Is Average > 2.0%              No

C)   Noteholders Percent Trigger:          2.0000%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger:  Is Minimum < 1.0%                  No

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